UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021.

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2021, Global Tech Industries Group, Inc., (“GTII” or the “Company”), a Nevada corporation, signed a binding, letter agreement (the “Agreement”) with Bronx Family Eye Care, Inc. (“BFE”), a New York corporation, engaged in the business of full scope optometry at its four primary locations, three of which are in the Bronx, one of which is in Manhattan, New York, as well as at a fabrication facility in the Bronx. The Agreement was signed and closed electronically on March 21, 2021. The two companies agreed to engage in a business combination such that BFE will become a wholly owned subsidiary of GTII, and the shareholders of BFE (the “BFE shareholders”) will acquire two million six hundred fifty thousand (2,650,000) shares of the common stock of GTII (the “GTII Common Stock”), subject to the terms and conditions set forth in the Agreement herein. Further, the completion of a two-year audit of BFE, inclusive of the starting balance sheet as of January 1, 2021 (the “Audited Financial Statements”), by an auditor that is subject to the public corporation accounting oversight board (“PCAOB”), acceptable to GTII shall be a condition precedent to GTII’s obligation (but not to BFE’s obligation) to Close the Transaction, waivable by GTII in its sole and absolute discretion. As such, this Agreement is legally binding on the parties and will be in full force and effect as of the date on which it is executed by duly authorized representatives of both GTII and BFE. This definitive, binding Agreement is intended by both parties to close within thirty (30) days of the date by which the Agreement was executed.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is hereby made to Item 1.01 for description and copy of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement, dated March 21, 2021 by and between Global Tech Industries Group, Inc. and Bronx Family Eye Care, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2021

GLOBAL TECH INDUSTRIES GROUP, INC.

/s/ David Reichman
By:	David Reichman
Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Letter Agreement, dated March 21, 2021 by and among Global Tech Industries Group, Inc. and Bronx Family Eye Care, Inc.

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